UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [   ]

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

Golden Aria Corp.
Name of the Registrant as Specified In Its Charter

N/A
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ii

Table of Contents

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	1
PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS	1
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON FEBRUARY 5, 2010	1
FORWARD-LOOKING STATEMENTS	6
PROPOSAL 1 ELECTION OF DIRECTORS	8
PROPOSAL 2 RATIFICATION OF THE CONTINUED APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17
PROPOSAL 3 APPROVAL OF INCREASE IN AUTHORIZED SHARE CAPITAL	19
PROPOSAL 4 APPROVAL OF 2010 EQUITY COMPENSATION PLAN	20
PROPOSAL 5 NAME CHANGE TO “ENERTOPIA CORPORATION”	25
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	26
“HOUSEHOLDING” OF PROXY MATERIALS	26
STOCKHOLDER PROPOSALS	26
WHERE YOU CAN FIND MORE INFORMATION	26
OTHER MATTERS	27

GOLDEN ARIA CORP.
950-1130 West Pender Street
Vancouver, BC, Canada V6E 4A4

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 5, 2010

Dear Stockholder:

Our annual meeting of stockholders will be held at Suite 950-1130 West Pender Street, Vancouver, BC, Canada, V6E 4A4, at 10:00 a.m., local time, on Friday February 5, 2010 for the following purposes:

1.	to elect Robert McAllister, Dr. Gerald Carlson and Chris Bunka as directors to serve our company for the ensuing year and until their successors are elected;

2.	to ratify Chang Lee LLP our independent registered public accounting firm for the fiscal year ending August 31, 2010 and to allow directors to set the remuneration;

3.	to approve an increase in our authorized share capital to 200,000,000 shares of common stock;

4.	to approve the 2010 Equity Compensation Plan;

5.	to change the name of our company from “Golden Aria Corp.” to “Enertopia Corporation”; and

6.	to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Our board of directors has fixed the close of business on December 21, 2009 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. Only the stockholders of record on the record date are entitled to vote at the annual meeting.

Whether or not you plan on attending the annual meeting, we ask that you vote by proxy by following instructions provided in the enclosed proxy card as promptly as possible. If your shares are held of record by a broker, bank, or other nominee, please follow the voting instruction sent to you by your broker, bank, or other nominee in order to vote your shares.

Even if you have voted by proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the annual meeting, you must obtain a valid proxy issued in your name from that record holder.

Sincerely,

By Order of the Board of Directors

Per:
Christopher Bunka
Chairman of the Board
Date: • , 2010

GOLDEN ARIA CORP.
950-1130 West Pender Street
Vancouver, BC, Canada V6E 4A4
Telephone: (604) 602-1633

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 5, 2010

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

Why am I receiving these materials?

The board of directors of Golden Aria Corp. (“we”, “us” or “our”) is soliciting proxies for use at the annual meeting of stockholders to be held at Suite 950-1130 West Pender Street, Vancouver, BC, Canada, at 10:00 a.m., local time, on Friday, February 5, 2010 or at any adjournment of the annual meeting. These materials were first sent or given to our stockholders on or about January 8, 2009.

What is included in these materials?

These materials include:

  the notice of the annual meeting of stockholders;
  this proxy statement for the annual meeting of stockholders;
  the proxy card; and
  our annual report on Form 10-K for the year ended August 31, 2009, as filed with the Securities and Exchange Commission on November 30, 2009.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON FEBRUARY 5, 2010

The above materials are also available at www.goldenaria.com. The annual report on Form 10-K accompanies this proxy statement, but does not constitute a part of the proxy soliciting material.

What items will be voted at the annual meeting?

Our stockholders will vote on:

1.	the election of Robert McAllister, Dr. Gerald Carlson and Chris Bunka as directors to serve our company for the ensuing year and until their successors are elected;

2.	the ratification Chang Lee LLP our independent registered public accounting firm for the fiscal year ending August 31, 2010 and to allow directors to set the remuneration;

3.	the approval of an increase in the our authorized share capital to 200,000,000 shares of common stock;

4.	the approval of the 2010 Equity Compensation Plan;

5.	the change of name of our company from “Golden Aria Corp.” to “Enertopia Corporation”; and

6.	any other business as may properly come before the Meeting or any adjournment of postponement thereof.

What do I need to do now?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. You are invited to attend the annual meeting, but you do not need to attend the annual meeting in person to vote your shares. Even if you do not plan to attend the annual meeting, please vote by proxy by following instructions provided in the proxy card.

Who can vote at the annual meeting?

Our board of directors has fixed the close of business on December 21, 2009 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment. If you were a stockholder of record on the record date, you are entitled to vote at the annual meeting.

As of the record date, 14,652,740 shares of our common stock were issued and outstanding and no other voting securities were issued and outstanding. Therefore, a total of 14,652,740 votes are entitled to be cast at the annual meeting.

How many votes do I have?

On each proposal to be voted upon, you have one vote for each share of our common stock that you owned on the record date. There is no cumulative voting.

How can you Vote?

Shares of common stock cannot be voted at our annual meeting unless the holder of record is present in person or is represented by proxy. A shareholder has the right to attend our annual meeting at the time and place set forth in the Notice of Annual Meeting and to vote their securities directly at the meeting. In the alternative, a shareholder may appoint a person to represent such shareholder at our annual meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the shareholder, and returning it to our transfer agent, Nevada Agency and Transfer Company 50 West Liberty Street Suite 880 Reno NV 89501. All shareholders are urged to complete, sign, date and promptly return the proxy by mail in the enclosed postage-paid envelope, or by fax, after reviewing the information contained in this proxy statement. Valid proxies will be voted at our annual meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received by our transfer agent at least 24 hours prior to the scheduled time of the meeting, or any adjournment thereof, or deposited with the Chair of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting.

The shares of common stock represented by the proxy will be voted, or withheld from voting, as directed in the proxy. If no direction is given and the proxy is validly executed, the proxy will be voted FOR the election of the nominees for our Board of Directors, the adoption of the 2010 Equity Compensation Plan, approval of the increase in authorized capital to 200,000,000 shares of common stock, approval of the name change and for the appointment of Chang Lee LLP as the Company’s auditors for the 2010 fiscal year, as set forth in this proxy statement. If any other matters properly come before our annual meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgement, pursuant to the discretionary authority conferred by the proxy.

ADVICE TO BENEFICIAL HOLDERS OF SHARES OF COMMON STOCK

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY SHAREHOLDERS OF OUR CORPORATION, AS A SUBSTANTIAL NUMBER OF SHAREHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Shareholders who do not hold their shares in their own name (referred to in this Proxy Statement as “beneficial shareholders”) should note that only proxies deposited by shareholders whose names appear on the records of our Corporation as the registered holders of shares of common stock can be recognized and acted upon at our annual meeting. If shares of common stock are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares of common stock will not be registered in the shareholder's name on the records of our Corporation. Such shares of common stock will more likely be registered under the names of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee and custodian for many Canadian brokerage firms). Beneficial shareholders should ensure that instructions respecting the voting of their shares of common stock are communicated to the appropriate person, as without specific instructions, brokers/nominees are prohibited from voting shares for their clients.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial shareholders in advance of shareholders' meetings, unless the beneficial shareholders have waived the right to receive meeting materials . Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial shareholders in order to ensure that their shares of common stock are voted at our annual meeting. The Form of Proxy supplied to a beneficial shareholder by its broker (or the agent of the broker) is similar to the Form of Proxy provided to registered shareholders by our Corporation. However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the beneficial shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) (formerly, ADP Investor Communication Services in the United States and Independent Investor Communications Company in Canada). Broadridge typically applies a special sticker to proxy forms, mails those forms to the beneficial shareholders and the beneficial shareholders return the proxy forms to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at our annual meeting. A beneficial shareholder receiving a Broadridge proxy cannot use that proxy to vote shares of common stock directly at our annual meeting - the proxy must be returned to Broadridge well in advance of our annual meeting in order to have the shares of common stock voted.

Although a beneficial shareholder may not be recognized directly at our annual meeting for the purposes of voting shares of common stock registered in the name of his broker (or agent of the broker), a beneficial shareholder may attend at our annual meeting as proxyholder for the registered shareholder and vote the shares of common stock in that capacity. Beneficial shareholders who wish to attend at our annual meeting and indirectly vote their shares of common stock as proxyholder for the registered shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of our annual meeting.

Alternatively, a beneficial shareholder may request in writing that his or her broker send to the beneficial shareholder a legal proxy which would enable the beneficial shareholder to attend at our annual meeting and vote his or her shares of common stock.

Quorum

A quorum of shareholders is necessary to take action at our annual meeting. A minimum of one person present in person or represented by proxy and holding 10% of the issued and outstanding shares of common stock entitled to vote at the annual meeting as at December 21, 2009 will constitute a quorum for the transaction of business at our annual meeting. However, if a quorum is not present, then the holders of a majority of the shares of common stock of the Company who are present at the annual meeting, in person or by proxy, may adjourn such meeting from time to time until holders of a majority of the shares of the capital stock shall attend. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. Broker non-votes occur when a nominee holding shares of common stock for a beneficial owner of those shares of common stock has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto. Broker non-votes and abstentions will be included in the determination of the number of shares of common stock present at our annual meeting for quorum purposes but will not be counted as votes cast on any matter presented at our annual meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL MEETING. IF YOU PLAN TO ATTEND OUR ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR SHARES OF COMMON STOCK .

How do I vote my shares?

If you are a stockholder of record, you may vote in person at the annual meeting or by proxy.

  To vote in person, come to the annual meeting, and we will give you a ballot when you arrive.

  If you do not wish to vote in person or if you will not be attend the annual meeting, you may vote by proxy by mail, by telephone or via the Internet by following instructions provided in the proxy card.

If you hold your shares in “street name” and:

  you wish to vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the annual meeting. Please follow the instructions from your broker, bank or other nominee, or contact your broker, bank or other nominee to request a proxy card.

  you do not wish to vote in person or you will not be attend the annual meeting, you must vote your shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee how to vote their shares. Street name holders are also invited to attend the annual meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, please vote by proxy by following instructions provided in each proxy card. If some of your shares are held in “street name,” you should have received voting instruction with these materials from your broker, bank or other nominee. Please follow the voting instruction provided to ensure that your vote is counted.

What vote is required for the election of directors or for the approval of a proposal?

The vote of a majority in interest of our stockholders present in person or represented by proxy and entitled to vote at the annual meeting will be sufficient to elect directors or to approve a proposal.

For the election of directors, the nominees who receive more “For” votes than the combined votes of “Against” votes and votes that are abstained will be elected as directors. There is no cumulative voting in the election of directors.

How are votes counted?

For the election of directors, you may vote “For”, “Against”, or “Abstain” for each nominee for director. Votes that are abstained will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote on the election of directors.

For the election of directors, the nominees who receive more “For” votes than the combined votes of “Against” votes and votes that are abstained will be elected as directors. There is no cumulative voting in the election of directors.

For the following item to be ratified:

  the continued appointment of Chang Lee LLP our independent registered public accounting firm for the fiscal year ending August 31, 2010 and to allow directors to set the remuneration;

you may vote “For”, “Against”, or “Abstain” for the proposals. Votes that are abstained will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote on these proposals.

For the following items to be approved:

  the election of Robert McAllister, Dr. Gerald Carlson and Chris Bunka as directors ;

  an increase in our authorized share capital to 200,000,000 shares of common stock;

  the 2010 Equity Compensation Plan; and

  the name change of our company from “Golden Aria Corp.” to “Enertopia Corporation”.

you may vote “For”, “Against”, or “Abstain” for the proposals. Votes that are abstained will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote on these proposals.

A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares “For”:

  the election of directors;

  an increase in our authorized share capital;

  the 2010 Equity Compensation Plan; and

  the name change of our company from “Golden Aria Corp.” to “Enertopia Corporation”.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. If you are a stockholder of record, you may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted), by signing and returning a new proxy card with a later date, or by attending the annual meeting and voting in person. Your attendance at the annual meeting will not automatically revoke your proxy unless you vote again at the annual meeting or specifically request in writing that your prior proxy be revoked. You may also request that your prior proxy be revoked by delivering to the Company a written notice of revocation prior to the annual meeting at Golden Aria Corp., at the address on the Notice of Meeting, Attention: President.

If you hold your shares in the street name, you will need to follow the voting instruction provided by your broker, bank or other nominee regarding how to revoke or change your vote.

How can I attend the annual meeting?

You may call us at 604 602-1633 if you want to obtain directions to be able to attend the annual meeting and vote in person.

You may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted to the annual meeting. If you hold your shares in street name, you will also need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for such services. We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable charges and expenses.

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. These statements relate to future events. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States and Canada, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Voting Securities and Principal Holders Thereof

We are authorized to issue 37,500,000 shares of common stock with a par value of $0.001. As of December 21, 2009, the record date a total of 14,652,740 shares of common stock were issued and outstanding. Each share of common stock carries the right to one vote at the meeting.

Only registered shareholders as of the record date are entitled to receive notice of, and to attend and vote at, the meeting or any adjournment or postponement of the meeting.

To the best of our knowledge, no person or company beneficially owns, directly or indirectly, or exercises control or direction over, shares of common stock carrying more than 10% of the voting rights attached to the outstanding Common Shares of the Company other than set forth in the section “Security Ownership of Certain Beneficial Owners and Management” below.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of December 21, 2009, certain information known to us with respect to the beneficial ownership of our common stock by (i) each of our directors and nominees, (ii) each of our named executive officers (as defined in the “Executive Compensation” section) and current executive officers, and (iii) all of our directors and current executive officers as a group. Except as set forth in the table below, there is no person known to us who beneficially owns more than 5% of our common stock.

	Name and Address of	Amount and nature of
Title of Class	beneficial owner	beneficial ownership			Percent of class(1)(2)
common stock	Gladys Jenks	1,268,750		Direct	7.91%
	1180 Berry Pt. Road
	Gabriola Is ,BC V0R 1X1
common stock	Morgan Bunka	1,000,000		Direct	6.23%
	483 Holbrook Road East
	Kelowna, BC V1X 7H9
common stock	Britcliffe Financial Group Inc.	1,000,000		Direct	6.23%
	Salduba Bldg Fl 3 E 53Rd
	Urbanizacion Obarrio
	Panama Rep Panama City,
	Panama
	Total Beneficial Owners	3,268,750			20.37%

common stock	Robert McAllister	2,325,000	3	Direct	15.64%
	483 Holbrook Road East
	Kelowna, BC V1X 7H9
common stock	Chris Bunka	862,500	4	Direct	17.42%
	5774 Deadpine Drive	1,726,500	5	Indirect
	Kelowna, BC V1P 1A3
common stock	Gerald Carlson	480,240	6	Direct	3.25%
	1740 Orchard Way
	West Vancouver, BC V7V4E8

common stock	Bal Bhullar	100,000	7	Direct	0.68%
	604 - 700 West Pender St.
	Vancouver, BC V6C 1G8
common stock	Mark Snyder	100,000	8	Direct	0.68%
	#200 12900 Brookprinter
	Place, Poway, CA 92064
	Total Directors and Officers	5,594,240			37.67%

1 Percentage of ownership is based on 14,652,740 shares of common stock issued and outstanding as of December 21, 2009. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares.
2 Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on December 21, 2009.
3 Mr. McAllister’s shareholdings include 2,112,500 shares of common stock and 212,500 stock options exercisable within 60 days of December 21, 2009;
4 Mr. Bunka’s shareholdings include 650,000 shares of common stock and 212,500 stock options exercisable within 60 days of December 21, 2009;
5 Mr. Bunka’s shareholdings include 1,526,500 shares held in the name of C.A.B. Financial Services and 200,000 shares held in 0743608 BC Ltd., for which Chris Bunka is the sole beneficiary of both companies;
6 Dr. Carlson’s shareholdings include 342,740 shares of common stock and 137,500 stock options exercisable within 60 days of December 21, 2009.
7 Ms Bhullar’s shareholdings include 100,000 stock options exercisable within 60 days of December 21, 2009.
8 Mr. Snyder’s shareholdings include 100,000 stock options exercisable 60 days of December 21, 2009.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

Proposal 1
Election of Directors

Our board of directors has nominated the persons named below as candidates for directors at the annual meeting. These nominees are all of our current directors. Unless otherwise directed, the proxy holders will vote the proxies received by them for the three nominees named below.

Each director who is elected will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified. Any director may resign his or her office at any time and may be removed at any time by the majority of vote of the stockholders given at a special meeting of our stockholders called for that purpose.

Our company’s management proposes to nominate the persons named in the table below for election by the shareholders as directors of the company. Information concerning such persons, as furnished by the individual nominees, is as follows:

Our board of directors recommends that you vote FOR the nominees.

Nominees

As at December 21, 2009, our directors and executive officers, their age, positions held, and duration of term, are as follows:

Name	Position Held with our Company	Age	Date First Elected Or Appointed
Robert McAllister	President and Director	49	November 2007
Gerald Carlson	Director	61	March 2005
Chris Bunka	Chief Executive Officer and Director (Chairman)	48	November 2004

Business Experience

The following is a brief account of the education and business experience of the nominees during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

Robert McAllister

Mr. Robert McAllister has served as our President since December 2007 and as one of our directors since April 2008. Mr. McAllister has devoted approximately 50% of his professional time to our business and intends to continue to devote this amount of time in the future, or more if required by corporate events.

Robert McAllister is a resource investment entrepreneur with over 20 years experience in resource sector evaluations and commodity cycle analysis. He brings extensive knowledge and expertise in building a successful company. From July 2008 to present Mr. McAllister has been President of Cheetah Oil & Gas Ltd a publicly listed company located in British Columbia.

Dr. Gerald Carlson

Dr. Gerald Carlson served as our President from March 2005 to November 2007 and as one of our directors since March 2005.

From March 1999 to present, Dr. Carlson has been the President and Co-Founder of Copper Ridge Explorations Inc. (“Copper Ridge”), a publicly listed company located in Vancouver, British Columbia and a junior explorer with exploration projects in Alaska, Yukon, British Columbia and Mexico. Copper Ridge is currently focusing on base and precious metal targets.

Dr. Carlson is also on the board of several other mineral exploration companies, including Almaden Minerals Ltd., Blue Sky Uranium Corp., Panthera Resources Inc., Taipan Resources Inc. and Tarsis Resources Ltd. From February 2000 to October 2004, Dr. Carlson was the President of Nevada Star Resource Corp., a publicly listed company located in Vancouver, British Columbia, exploring for nickel-copper-PGEs (platinum group metals) in Alaska.

Dr. Carlson received his Ph.D. through Dartmouth College in 1978, a M.Sc. from Michigan Technological University in 1974 and a B.Sc. from the University of Toronto in 1969, majoring in Geological Engineering.

Chris Bunka

Mr. Chris Bunka has served as one of our directors since November 2004. Mr. Bunka has devoted approximately 15% of his professional time to our business and intends to continue to devote this amount of time in the future, or more as required.

Since 1988, Mr. Bunka has been the CEO of CAB Financial Services Ltd., a private holding company located in Kelowna, Canada. He is a venture capitalist and corporate consultant. He is also a business commentator and has provided business updates to Vancouver radio station, CKWX, from 1998 to present. He has also written business and investment articles published in various North American publications.

From 1999 to 2002, Mr. Bunka was the President and CEO of Secure Enterprise Solutions (symbol SETP-OTC) (formerly Newsgurus.com, symbol NGUR-OTC). The company subsequently changed its name to Edgetech Services and traded on the OTC with the symbol EDGH. Newsgurus.com was a web-based media company. Secure Enterprise Solutions moved into Internet-based computer security products and services and was subsequently purchased by Edgetech Services. Mr. Bunka is a director of Defiance Capital Corp (symbol DEF-TSXV) and a director and officer of Lexaria Corp. (symbol LXRP-OTC and LXX-CNSX).

Executive Officers

Our executive officers are appointed by our board of directors and serve at the pleasure of our board of directors.

The names of our executive officers, their ages, positions held, and durations of such and a brief description of the backgrounds and business experiences for the past five years are as follows:

Name	Position Held with our Company	Age	Date First Elected Or Appointed
Robert McAllister	President and Director	49	November 2007
Chris Bunka	Chief Executive Officer and Director (Chairman)	48	November 2004
Bal Bhullar	Chief Financial Officer	40	October 9, 2009
Mark Snyder	Chief Technology Officer	56	October 9, 2009

Bal Bhullar, Chief Financial Officer

Ms. Bhullar brings over 18 years of diversified financial and risk management experience in both private and public companies, in the industries of high-tech, film, mining, marine, oil & gas, energy, transport, and spa industries. Among some of the areas of experience, Ms. Bhullar brings expertise in financial & strategic planning, operational & risk management, regulatory compliance reporting, business expansion, startup operations, financial modeling, program development, corporate financing, and corporate governance/internal controls. Previously, Ms. Bhullar has held various positions as President of BC Risk Management Association of BC, and served as Director and CFO of private and public companies. Currently, Ms. Bhullar serves as a Director and CFO for Bare Elegance Medspa, and is CFO and a Director of Lexaria Corp.

Ms. Bhullar is a Certified General Accountant and as well holds a CRM designation from Simon Fraser University and a diploma in Financial Management from British Columbia Institute of Technology.

Mark Snyder, Chief Technical Officer

In 1985 Mark Snyder developed one of California’s first large scale bio energy conversion projects where a significant client was enabled to produce electric power from agricultural waste and heat 20 acres of greenhouses for agriculture. Mark was selected by the Clinton Administration to serve on a White House Council addressing the needs of our National Electrical Infrastructure in anticipation of the Y2K Conversion.

Co-founded Clean Air USA and has partnered with Willie Nelson Biodiesel to bring clean alternative fuels to California. Mark helped champion Solar Rights in California. Using the appeal of the Green Ribbon Home™ and California’s Solar Rights Law, Mark has had success in changing the electric metering in parks to net metering, which has opened up the solar power market to millions of Californians that currently reside in master metered dwellings.

For information regarding Messrs McAllister and Bunka, see “Nominees” beginning on page 8.

Family Relationships

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings

We know of no material proceedings in which any of our directors, officers, affiliates or any shareholder of more than 5% of any class of our voting securities, or any associate thereof is a party adverse to our company or any of our subsidiaries or has a material interest adverse to our company or our subsidiary.

Our directors, executive officers and control persons have not been involved in any of the following events during the past five years:

1.

any Federal bankruptcy or state insolvency petition filed by or against any business or property of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

4.

being the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

5.

being found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated; or

6.

being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Corporate Governance

Public Availability of Corporate Governance Documents

Our key corporate governance document is our Code of Ethics which is:

  available in print to any stockholder who requests it from our President; and

  filed on EDGAR as an exhibit to our annual report on Form 10-KSB filed on November 29, 2007.

Code of Ethics

We adopted a Code of Ethics applicable to our senior financial officers and certain other finance executives, which is a "code of ethics" as defined by applicable rules of the SEC. Our Code of Ethics is attached as an exhibit to our Annual Report on Form 10-KSB filed on November 29, 2007. If we make any amendments to our Code of Ethics other than technical, administrative, or other non-substantive amendments, or grant any waivers, including implicit waivers, from a provision of our Code of Ethics to our chief executive officer, chief financial officer, or certain other finance executives, we will disclose the nature of the amendment or waiver, its effective date and to whom it applies in a Current Report on Form 8-K filed with the SEC.

Meetings

Our board of directors held no formal meetings during the year ended August 31, 2009. All proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada Revised Statutes and our Bylaws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

It is our policy to invite directors to attend the annual meeting of stockholders. Three directors are expected to attend the 2009 stockholders meeting.

Committees of the Board of Directors

We currently do not have nominating, compensation committees or committees performing similar functions. There has not been any defined policy or procedure requirements for shareholders to submit recommendations or nomination for directors.

Audit Committee and Audit Committee Financial Expert

Currently our audit committee consists of our entire board of directors. Our board of directors has determined that it does not have a member of its board of directors (audit committee) that qualifies as an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K, and is "independent" as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

We believe that the members of our board of directors are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any material revenues to date. In addition, we currently do not have nominating, compensation or audit committees or committees performing similar functions nor do we have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes the functions of such committees can be adequately performed by our board of directors.

Director Independence

We currently act with three directors, consisting of Christopher Bunka, Robert McAllister and Gerald Carlson. We have determined that none of our directors is an “independent director” as defined in NASDAQ Marketplace Rule 4200(a)(15).

Stockholder Communications with Our Board of Directors

Because of our company’s small size, we do not have a formal procedure for stockholder communication with our board of directors. In general, members of our board of directors and executive officers are accessible by telephone or mail. Any matter intended for our board of directors, or for any individual member or members of our board of directors, should be directed to our President with a request to forward the communication to the intended recipient.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended August 31, 2009, all filing requirements applicable to our executive officers, directors and persons who own more than 10% of our common stock were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Gerald Carlson	1	1	Nil
Chris Bunka	1	1	Nil
Robert McAllister	1	1	Nil

Executive Compensation

The following table sets forth all compensation received during the two years ended August 31, 2009 by our Chief Executive Officer, Chief Financial Officer and each of the other most highly compensated executive officers whose total compensation exceeded $100,000 in such fiscal year. These officers are referred to as the “named executive officers” in this proxy statement.

Summary Compensation

The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended August 31, 2009; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year, who we will collectively refer to as the named executive officers, for our fiscal years ended August 31, 2009 and 2008, are set out in the following summary compensation table:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (#)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert McAllister(1) President and Director	2009 2008 2007	$52,200 $18,000 Nil	Nil Nil Nil	Nil Nil Nil	Nil 150,000 Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	$52,200 $18,000 Nil
Gerald Carlson(2) Director and Former President	2009 2008 2007	Nil $6,000 $25,440	Nil Nil Nil	Nil Nil	Nil 50,000 Nil	Nil Nil Nil	Nil Nil Nil	Nil $1,590 Nil	Nil $7,590 $25,440
Chris Bunka Chief Executive Officer, Director and Former Chief Financial Officer	2009 2008 2007	$45,000(3) Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil 150,000 Nil	Nil Nil Nil	Nil Nil Nil	$42,608 $25,130 Nil	$87,607 $25,130 Nil

(1)	On November 30, 2007, Mr. McAllister was appointed as our President and on April 14, 2008 he was appointed as a director.
(2)	On November 30, 2007, Mr. Carlson resigned as our President but remained a director of our company.
(3)	Salary compensation for Chris Bunka is accrued fees.

Employment and Consulting Agreements

We entered into a consulting agreement with Dr. Gerald G. Carlson’s company, KGE Management Ltd. from March 1, 2005 to November 30, 2007. During the term of this agreement, Dr. Carlson, provided geological and corporate administration consulting services to our company, such duties and responsibilities included the provision of geological consulting services, strategic corporate and financial planning, management of the overall business operations of our company, and the supervision of office staff and exploration and mining consultants. Dr. Carlson, through KGE Management Ltd., was reimbursed at the rate of $2,000 per month. This agreement was terminated on November 30, 2007, but Dr. Carlson does remain on the Board as a Director.

We entered into a consulting agreement with Mr. Robert McAllister on December 1, 2007. During the term of this agreement, Mr. McAllister is to provide corporate administration and oil & gas exploration and production consulting services, such duties and responsibilities to include provision of oil and gas industry consulting services, strategic corporate and financial planning, management of the overall business operations of our company, and supervising office staff and exploration and oil & gas consultants. Mr. McAllister is reimbursed at the rate of $2,000 per month. On December 1, 2008, the consulting fee was increased to $5,000 per month. We may terminate this agreement without prior notice based on a number of conditions. Mr. McAllister may terminate the agreement at any time by giving 30 days written notice of his intention to do so.

On March 2, 2008, we entered into a controller agreement with CAB Financial Services, a corporation organized under the laws of the Province of British Columbia. CAB Financial Services is a consulting company controlled by the chairman of the board and chief executive officer of the Company. Pursuant to the controller agreement, CAB Financial Services will provide corporate accounting and controller services to the Company in consideration for the payment of CAD$3,675 (including $175 GST) per month. This agreement was terminated on October 9, 2009.

On December 1, 2008, we entered into a consulting agreement with CAB Financial Services, a corporation organized under the laws of the Province of British Columbia. CAB Financial Services is a consulting company controlled by the chairman of the board and the chief executive officer of the Company. A fee of $5,000 per month is accrued. We may terminate this agreement without prior notice based on a number of conditions. CAB Financial Services Ltd. may terminate the agreement at any time by giving 30 days written notice of his intention to do so.

On October 9, 2009, we entered into a consulting agreement with BKB Management Ltd, a corporation organized under the laws of the Province of British Columbia. BKB Management controlled by our Chief Financial Officer. A fee of CAD$4,675 including GST is paid per month. We may terminate this agreement without prior notice based on a number of conditions. BKB Management Ltd. may terminate the agreement at any time by giving 30 days written notice of his intention to do so.

On October 9, 2009, we entered into a consulting agreement with Mark Snyder pursuant to which he agreed to act as our Chief Technical Officer in consideration of a fee of $1,000 per month.

Other than as set out above, we have not entered into any employment or consulting agreements with any of our current officers, directors or employees.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of August 31, 2009:

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Robert McAllister(1)	75,000	75,000	Nil	$0.70	2012/12/14	Nil	Nil	Nil	Nil
Gerald Carlson(2)	25,000	25,000	Nil	$0.70	2012/12/14	Nil	Nil	Nil	Nil
Chris Bunka	75,000	75,000	Nil	$0.70	2012/12/14	Nil	Nil	Nil	Nil

(1) On November 30, 2007, Mr. McAllister was appointed as our President and on April 14, 2008 he was appointed as a director.
(2) On November 30, 2007, Mr. Carlson resigned as our President but remained a director of our company.

Option exercises and stock vested table.

During our fiscal year ended August 31, 2009 there were no options exercised by our named officers.

Directors Compensation

We do not have any agreements for compensating our directors for their services in their capacity as directors, although such directors are expected in the future to receive stock options to purchase shares of our common stock as awarded by our board of directors.

Securities Authorized for Issuance under Equity Compensation Plans

We have no long-term incentive plans other than the stock option plans described below.

Stock Option Plans

On December 29, 2009, our board of directors approved our 2010 Equity Compensation Plan. Under the 2010 Plan, options may be granted to our directors, officers, employees and consultants as determined by our board of directors. Pursuant to the 2010 Plan, we reserved for issuance 2,000,000 post consolidation shares of our common stock.

On December 14, 2007, our board of directors approved our 2008 Stock Option Plan. Under the 2008 Stock Option Plan, options may be granted to our directors, officers, employees and consultants as determined by our board of directors. Pursuant to the Plan, we reserved for issuance 1,400,000 post share consolidation shares of our common stock (2,800,000 pre-consolidation shares).

On December 14, 2007, we granted 892,500 post share consolidation stock options to directors, officers, and consultants of our company exercisable at a price of $0.70 per share for a period of five years. On October 22, 2009, we modified the exercise price of these stock options to $0.20 per share. The vesting dates of the options are as below:

Vesting Dates	Percentage of options granted
December 14, 2007	25%
December 14, 2008	25%
December 14, 2009	25%
December 14, 2010	25%

On October 22, 2009, we granted an additional 500,000 stock options to our directors and consultants. The exercise price of the stock options is $0.10 per share, which are vested immediately and expire October 22, 2014. The details of these options are as below:

Mcallister, Robert	100,000	Oct 22, 2009	$0.10
Bunka, Chris	100,000	Oct 22, 2009	$0.10
Carlson, Gerry	100,000	Oct 22, 2009	$0.10
Bhullar, Bal	100,000	Oct 22, 2009	$0.10
Snyder, Mark	100,000	Oct 22, 2009	$0.10

As at the date of this Proxy Statement, there were no stock options exercised

Equity Compensation Plan Information

The following table sets forth certain information concerning all equity compensation plans previously approved by stockholders and all previous equity compensation plans not previously approved by stockholders, as of the most recently completed fiscal year.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column)
Equity compensation plans approved by security holders	Nil	Nil	Nil
Equity compensation plans not approved by security holders	892,500 [1]	$0.70 [2]	507,500 [1]
Total	892,500	$0.70	507,500

1 These figures do not include the 500,000 stock options that were granted to directors and consultants on October 22, 2009 or the 650,000 granted on December 29, 2009.
2 On October 22, 2009, the exercise price of the stock options was re-priced to $0.20 per share.

Certain Federal Income Tax Consequences

Non-Qualified Stock Options. The grant of Non-Qualified Stock Options generally will not be a taxable event to a participant under United States federal income tax laws so long as the option does not have a readily ascertainable fair market value. Options granted pursuant to the 2010 Plan should not have a readily ascertainable fair market value because they are not actively traded on an established securities market, are not transferable and will have more than a nominal exercise price. Accordingly, the participant will not likely be subject to any income tax consequences with respect to the granting of a Non-Qualified Stock Option unless and until the option is exercised. Upon the exercise of a Non-Qualified Stock Option, the participant will generally have to recognize ordinary compensation income equal to the difference between the exercise price and the fair market value of the Company’s Common Stock on the date of exercise. However, if the shares to be received upon exercise of the Non-Qualified Stock Option are subject to restrictions, the participant may not have to recognize income upon exercise, and may be able to defer recognition until the shares have vested.

Incentive Stock Options. As with Non-Qualified Stock Options, generally there will not be any tax consequences to a participant upon the grant of an Incentive Stock Option. However, unlike Non-Qualified Stock Options, participants will generally not be required to recognize income upon the exercise of an Incentive Stock Option. If the participant holds the shares received upon exercise of an Incentive Stock Option for a minimum of two years from the date the Award was granted and for a minimum of one year after exercise, then any gain recognized by the participant upon disposition of the shares will generally be treated as a capital gain. If the participant holds the shares for less than this period, then a portion of the gain, equal to the difference between the fair market value of the shares on the date the option was exercised and the exercise price of the shares, will be treated as ordinary income. The remaining portion of the gain will be treated as a capital gain. Any loss recognized upon disposition will generally be characterized as a capital loss.

Withholding Obligations. If a participant is an employee, United States federal and state withholding obligations for income and employment tax purposes may arise at the time that Non-Qualified Stock Options are exercised. Relevant withholding taxes may include federal income tax, social security, medicare, state income tax (if applicable), state disability or unemployment (if applicable), and local taxes (if applicable).

Purchases of Equity Securities by the Issuer and Affiliated Purchasers

We did not purchase any of our shares of common stock or other securities during our fiscal year ended August 31, 2009.

Transactions with Related Persons

Since the beginning of the year ended August 31, 2009, there have been no transactions or proposed transactions in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years in which any of our directors, nominees for directors, executive officers or beneficial holders of more than 5% of the outstanding shares of our common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

Employment Agreements

For information regarding compensation for our executive officers and directors, see “Executive Compensation” beginning on page 12 and “ Proposal 1” beginning on page 8 .

Proposal 2
Ratification of the Continued Appointment of the Independent Registered Public Accounting Firm

Our board of directors is asking our stockholders to ratify the continued appointment of Chang Lee LLP, as our independent registered public accounting firm for the fiscal year ending August 31, 2010 at a remuneration to be fixed by the Board.

Stockholder ratification of the continued appointment of Chang Lee LLP is not required under the Nevada corporate law, our bylaws or otherwise. However, our board of directors is submitting the continued appointment of Chang Lee LLP as our independent registered public accounting firm to our stockholders for ratification as a matter of corporate practice. If our stockholders fail to ratify the continued appointment, our board of directors will reconsider whether or not to retain the firm. Even if the appointment is ratified, our board of directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our board of directors determines that such a change would be in the best interest of our company and our stockholders.

Representatives of Chang Lee LLP are not expected to be present at the annual meeting. However, we will provide contact information for Chang Lee LLP to any stockholders who would like to contact the firm with questions.

Unless otherwise directed, the proxy holders will vote the proxies received by them for the ratification of the continued appointment of Chang Lee LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2010.

RESOLVED THAT the continued appointment of Chang Lee LLP as our independent registered public accounting firm is ratified, approved and confirmed.

Our Board of Directors recommends that you vote FOR the ratification of the continued appointment of Chang Lee LLP as our independent registered public accounting firm as our auditors for the fiscal year ending August 31, 2010 at a remuneration to be fixed by the Board.

Fees Paid to Our Independent Registered Public Accounting Firm

Audit fees

The aggregate fees billed for the most recently completed fiscal year ended August 31, 2009 and for fiscal year ended August 31, 2008 for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended
	August 31, 2009	August 31, 2008
Audit Fees	$17,350	$14,560
Audit Related Fees	12,650	13,440
Tax Fees	Nil	Nil
All Other Fees	Nil	Nil
Total	$30,000	$28,000

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim financial statements included in quarterly reports, services performed in connection with filings with the Securities and Exchange Commission and related comfort letters and other services that are normally provided by Chang Lee LLP for the fiscal years ended August 31, 2009 and August 31, 2008 in connection with statutory and regulatory filings or engagements.

Audit related Fees

There were $12,650 audit related fees paid to Chang Lee LLP for the fiscal year ended August 31, 2009 and $13,440 for the fiscal year ended August 31, 2008.

Tax Fees

Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions. For the fiscal years ended August 31, 2009 and August 31, 2008, we did not use Chang Lee LLP for non-audit professional services or preparation of corporate tax returns.

We do not use Chang Lee LLP, for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage Chang Lee LLP to provide compliance outsourcing services.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before our independent auditors are engaged by us to render any auditing or permitted non-audit related service, the engagement be:

  approved by our audit committee (which consists of our entire board of directors); or

  entered into pursuant to pre-approval policies and procedures established by the board of directors, provided the policies and procedures are detailed as to the particular service, the board of directors is informed of each service, and such policies and procedures do not include delegation of the board of directors' responsibilities to management.

Our board of directors pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the board of directors either before or after the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

Proposal 3
Approval of Increase in Authorized Share Capital

Our board of directors is asking our stockholders to approve an increase in our authorized share capital from 37,500,000 shares of common stock to 200,000,000 shares of common stock.

Our Board of Directors approved an amendment to the Articles of Incorporation of the Company to increase our authorized Common Stock from 37,500,000 shares to 200,000,000 shares of common stock. The increase to the number of shares will require an amendment to our Articles of Incorporation. Our Board of Directors has directed that the increase to the shares of authorized Common Stock and the corresponding amendment of our Articles of Incorporation be submitted for approval by our stockholders.

Our Board of Directors has determined that it would be in the best interests of the Company to amend its Articles of Incorporation to increase the number of authorized shares of common stock from 37,500,000 shares to 200,000,000 shares of common stock. Each additional share of common stock will have the same rights and privileges as each share of currently authorized common stock. Our Board of Directors believes that it is in the best interests of the Company to increase the number of authorized shares in order to give us greater flexibility in financing our business operations and to allow us to avoid holding further stockholder meetings to increase our authorized capital to meet our financing requirements. In 2009 we effected a one new share for two old stock consolidation. As a result, the authorized share capital of the Company decreased from 75,000,000 to 37,500,000. The Board believes that finance and corporate opportunities exist which could necessitate the issuance of a larger number of shares than is currently authorized, and in order to preserve the flexibility to pursue all finance and corporate opportunities, recommends an increase in the authorized share capital. While we constantly evaluate the market for opportunities, there are no current formal proposals or agreements written or otherwise, at this time to issue any of the additional available authorized shares of our common stock that would result from the increase in authorized capital.

The issuance of additional shares of common stock will have the effect of diluting earnings per share, voting power and shareholdings of stockholders. It could also have the effect of making it more difficult for a third party to acquire control of the Company. The shares will be available for issuance by our Board of Directors for proper corporate purposes, including but not limited to, stock dividends, stock splits, acquisitions, financings and compensation plans. Current stockholders do not have pre-emptive rights to subscribe for, purchase or reserve any shares of our authorized capital stock. If the increase to our authorized shares of common stock is approved by our stockholders, we will file a Certificate of Amendment to our Articles of Incorporation with the Secretary of the State of Nevada as soon as practicable after stockholder approval is obtained.

Management believes the increase in authorized share capital is in the best interests of the Company and recommends that the stockholders approve the increase in authorized capital. The increase in authorized capital will be approved if the affirmative vote of at least a majority of the common stock present or represented at the Meeting and entitled to vote thereat are voted in favour of approving the increase in authorized capital. Accordingly, at the meeting, the stockholders will be asked to pass the following resolution:

RESOLVED THAT:

1.

The increase in the authorized capital of the Company from 37,500,000 shares of common stock to 200,000,000 shares of common stock par value $0.001 per share (the “Amendment”) be and is hereby approved.

2.	The preparation and filing of a Certificate of Amendment to the articles of incorporation of the Company be and is hereby approved.

3.

Any one director or officer of the Company be and is hereby authorized to do all things as may be necessary or advisable to effect the foregoing resolutions on behalf of the Company and to take such steps as may be necessary or advisable to give effect to the Amendment, including preparing and filing the Certificate of Amendment with the Nevada Secretary of State.

4.

Notwithstanding the foregoing, the Board of Directors of the Company shall have sole and complete discretion to determine whether or not to carry out the increase in authorized capital and, notwithstanding shareholder approval of the proposed increase in authorized capital, there shall be no obligation to proceed with such increase in authorized capital.

Our board of directors recommends that you vote FOR the approval of the increase in our authorized share capital.

Proposal 4
Approval of 2010 Equity Compensation Plan

On December 29, 2009, our Board of Directors established the 2010 Equity Compensation Plan expiring on December 29, 2019 (the “2010 Plan”).

Our Board of Directors has determined that it would be in the best interests of the Company to adopt and approve a new long-term stock incentive plan which will facilitate the continued use of long-term equity-based incentives and rewards for the foreseeable future. We expect equity-based incentives to comprise an important part of the compensation packages needed to attract qualified executives, key employees, directors and consultants to Golden Ariaand in providing long-term incentives and rewards to those individuals responsible for our success. Accordingly, our Board of Directors approved the 2010 Plan. Stockholder approval of the 2010 Plan is expected to ensure that we will have a sufficient number of long-term equity-based incentives and rewards to issue to our future employees as well as to help ensure, to the extent possible, the tax deductibility by the Company of awards under the 2010 Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986 (the "Code"). The Code, among other things, provides certain tax advantages to persons granted stock options under a qualifying "incentive stock option plan." In order to take advantage of the favorable tax attributes associated with such options that may be granted under the 2010 Plan, it is proposed that the shareholders approve the 2010 Plan.

The material terms of the 2010 Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the 2010 Plan, the full text of which is set forth as Schedule “A” to this Proxy Statement.

Purpose

The purpose of the 2010 Plan is to enhance the long-term stockholder value of the Company by offering opportunities to our directors, officers, employees and eligible consultants (“Participants”) to acquire and maintain stock ownership in the Company in order to give these persons the opportunity to participate in our growth and success, and to encourage them to remain in our service.

Administration and Eligibility

The 2010 Plan is required to be administered by our Board of Directors or a committee appointed by, and consisting of two or more members of our Board of Directors (the “Plan Administrator”). The Plan Administrator has the exclusive authority, in its discretion, to determine all matters relating to any option granted (“Awards”) under the 2010 Plan including: (i) the selection of individuals to be granted Awards; (ii) the type of Awards; (iii) the number of shares of Common Stock subject to an Award; (iv) all terms, conditions, restrictions and limitations, if any, of an Award; and (v) the terms of any instrument that evidences the Award.

The Plan Administrator also has exclusive authority to interpret the 2010 Plan and the terms of any instrument evidencing the Award and may from time to time adopt and change rules and regulations of general application for the 2010 Plan’s administration. The Plan Administrator’s interpretation of the 2010 Plan and its rules and regulations is conclusive and binding on all parties involved or affected.

Stock Subject To The 2010 Plan

Options that are eligible for grant under the 2010 Plan to Participants include: (a) incentive stock options, whereby we will grant options to purchase shares of our common stock to Participants with the intention that the options qualify as "incentive stock options" as that term is defined in Section 422 of the Internal Revenue Code; (b) non-incentive stock options, whereby we will grant options to purchase shares of our common stock to Participants that do not qualify as "incentive stock options" under the Internal Revenue Code; (c) stock appreciation rights; and (d) restricted shares. The 2010 Plan provides that a maximum of Two Million (2,000,000) shares of common stock are available for granting of awards under the 2010 Plan.

Terms of Awards

The Plan Administrator has the authority in its sole discretion to grant Awards to participants as incentive stock options or as non-qualified stock options, as appropriate. Unless an earlier termination date is set by the Plan Administrator, Awards under the 2010 Plan will terminate at the earliest of the following:

(a)	Ten (10) years after the Award is granted;

(b)	The date the stock option expires in accordance with its terms;

(c)

Ninety (90) days after the Participant’s employment terminates (or ceases to provide services to the Company if the grantee is a non-employee director or a consultant) (the “Employment Termination Date”), if the Participant's Employment Termination Date occurs by reason of retirement, resignation or for any other reasons other than for cause, disability or death;

(d)	Twelve (12) months after the Employment Termination Date, if the termination or cessation of services is a result of death or disability; and

(e)	Five (5) years after the Incentive Stock Option is granted for holders of 10% or more of the Company’s common stock.

To the extent that the right to purchase shares under an Award has vested, in order to exercise the Award the participant must execute and deliver to the Company a written stock option exercise agreement or notice in a form and in accordance with procedures established by the Plan Administrator. In addition, the full exercise price of the Option Award must be delivered to the Company and must be paid in a form acceptable to the Plan Administrator.

The exact terms of the option granted are contained in an option agreement between us and the person to whom such option is granted. Eligible employees are not required to pay anything to receive options. The exercise price for incentive stock options must be no less than: 100% of the fair market value of the common stock on the date of grant for Participants that hold less than 10% of the Company’s outstanding common stock; and 110% of the fair market value of the common stock on the date of grant for Participants that hold 10% or more of the Company’s outstanding common stock. The exercise price for nonqualified stock options is determined by the Plan Administrator in its sole and complete discretion. An option holder may exercise options from time to time, subject to vesting. Options will vest immediately upon death or disability of a participant and upon certain change of control events.

Options will become exercisable by the participants in such amounts and at such times as shall be determined by the Plan Administrator in each individual grant. Options are not transferable except by will or by the laws of descent and distribution. Options granted under the 2010 Plan will become exercisable in the manner at the times and in the amounts determined by the Plan Administrator. Participants may exercise options by delivery to the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Plan Administrator, setting forth the number of shares purchased under such exercise agreement, accompanied by payment in full in the form of a check or bank draft or other method of payment or some combination thereof as may be acceptable to the Plan Administrator. All incentive stock options granted under the 2010 Plan must comply with Section 422 of the Code.

Adjustments

In the event a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in our corporate or capital structure, including without limitation, a related party transaction, results in: (a) the outstanding shares of Common Stock, or any securities exchanged therefore or received in their place, being exchanged for a different number or kind of securities of the Company or of any other corporation, or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of our Common Stock, then the Plan Administrator generally has the authority to adjust (i) the maximum number and kind of securities subject to the 2010 Plan and issuable as incentive stock options and the maximum number and kind of securities that may be made subject to Awards to any individual and (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefore. Any adjustment will be made in compliance with Section 409A of the Code.

Limits on Assignment

Neither an Award nor any interest therein may be assigned, pledged or transferred by the participant or made subject to attachment or similar proceedings other than by will or by the applicable laws of descent and distribution, and during the participant’s lifetime, such Awards may be exercised only by the participant. However, to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit a participant to assign or transfer an Award or may permit a participant to designate a beneficiary who may exercise the Award or receive payment under the Award after the participant’s death.

Settlement of Awards

We may settle Awards through the delivery of shares of our Common Stock, the granting of replacement Awards or any combination thereof as determined by the Plan Administrator. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as determined by the Plan Administrator. The Plan Administrator may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred stock equivalents.

Amendment or Termination of Plan

Our Board of Directors may suspend, amend or terminate the 2010 Plan or any portion of the 2010 Plan at any time and in such respects as it shall deem advisable, provided that, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, stockholder approval will be required for any amendment that would: (a) increase the total number of shares available for issuance under the 2010 Plan, (b) modify the class of employees eligible to receive options, or (c) otherwise require stockholder approval under any applicable law or regulation. Any amendment made to the 2010 Plan that would constitute a “modification” to incentive stock options outstanding on the date of such amendment shall not, without the consent of the participant, be applicable to such outstanding incentive stock options but shall have prospective effect only.

Withholding

The Plan Administrator may permit or require a participant to satisfy all or part of his or her tax withholding obligations by: (a) paying cash to the Company, (b) having the Company withhold from any cash amounts otherwise due or to become due from the Company to the participant, (c) having the Company withhold a portion of any shares of Common Stock that would otherwise be issued to the participant having a value equal to the tax withholding obligations (up to the employer’s minimum required tax withholding rate), or (d) surrendering any shares of Common Stock that the participant previously acquired having a value equal to the tax withholding obligations (up to the employer’s minimum required tax withholding rate to the extent the participant has held the surrendered shares for less than six months.

Withholding Obligations

If a participant is an employee, United States federal and state withholding obligations for income and employment tax purposes may arise at the time that Non-Qualified Stock Options are exercised.

Relevant withholding taxes may include federal income tax, social security, medicare, state income tax (if applicable), state disability or unemployment (if applicable), and local taxes (if applicable).

Effective Date of Plan

The effective date is December 29, 2009. If our stockholders do not approve the 2010 Plan within 12 months after December 29, 2009, any incentive stock options granted under the 2010 Plan will be treated as Non-Qualified Stock Options.

New Plan Benefits

The following table sets forth certain information regarding benefits or amounts that will be received by or allocated to each of the following individuals under the 2010 Plan upon approval by our stockholders of the amendments thereto: (i) each of the executive officers named in the Summary Compensation Table above; (ii) all current executive officers as a group; (iii) all current directors who are not executive officers as a group; and (iv) all employees, excluding executive officers, as a group.

Name and Position	Stock Incentive Plan
	Dollar Value	Number of
	($)(1)	Shares
Robert McAllister, President and Director	20,000	200,000
Chris Bunka, Chief Executive Officer and Director	20,000	200,000
Bal Bhullar, Chief Financial Officer	10,000	100,000
Gerald Carson, Director	5,000	50,000
Mark Snyder, Chief Technology Officer	10,000	100,000
All current executive officers as a group (4 persons)	60,000	600,000
All current directors who are not executive officers as a group (1 person)	5,000	50,000
All employees, excluding executive officers as a group	-	-

Notes

(1)	The dollar value is calculated as the number of options granted multiplied by the option exercise price of $0.10.

The following table sets forth the options granted under the 2010 Plan to: (i) the executive officers named in the Summary Compensation Table above; (ii) all current executive officers as a group; (iii) all current directors who are not executive officers as a group; (iv) each associate of any such directors, executive officers or nominees; (v) each person who has received or is to receive 5% of such options or rights; and (vi) all employees, excluding executive officers, as a group:

Name	Options Granted through December 21, 2009	Exercise Price	Expiration Date
Robert McAllister, President and Director	200,000	$0.10	December 29, 2014
Chris Bunka, Chief Executive Officer and Director	200,000	$0.10	December 29, 2014
Bal Bhullar, Chief Financial Officer	100,000	$0.10	December 29, 2014
Gerald Carson, Director	50,000	$0.10	December 29, 2014
Mark Snyder, Chief Technology Officer	100,000	$0.10	December 29, 2014
All current executive officers as a group	600,000	$0.10	$0.10
All current directors who are not executive officers as a group	50,000	$0.10	$0.10
Each associate of any directors , executive officers or nominees	-	-
All Employees, excluding executive officers, as a group	-	-

REQUIRED VOTE

Stockholders will be asked to consider, and the Board, believing it to be in the best interests of our company, recommend that the stockholders approve the 2010 Plan and the allotment and reservation of sufficient shares of common stock from treasury for issuance upon the exercise from time to time of options granted pursuant to the Plan. The 2010 Plan will be approved if the affirmative vote of at least a majority of the common stock present or represented at the Meeting and entitled to vote thereat are voted in favour of approving the 2010 Plan. The stockholders will be asked to pass the following resolution to approve the 2010 Equity Compensation Plan:

“RESOLVED THAT:

1.	The 2010 Equity Compensation Plan be and is hereby approved.

2.

The Board of Directors be authorized to grant options under and subject to the terms and conditions of the Plan, which may be exercised to purchase up to 2,000,000 of the shares of common stock of the Company.

3.

The outstanding stock options which have been granted prior to the implementation of the Plan shall, for the purpose of calculating the number of stock options that may be granted under the Plan, be treated as options granted under the Plan.

4.

The directors and officers of the Company be authorized and directed to perform such acts and deeds and things and execute all such documents, agreements and other writings as may be required to give effect to the true intent of these resolutions.”

Our board of directors recommends that you vote FOR the approval of the 2010 Equity Compensation Plan.

Proposal 5
Name Change to “Enertopia Corporation”

Management of the Company have executed a written consent authorizing and recommending that our stockholders approve a proposal to change our name from “Golden Aria Corp.” to “Enertopia Corporation” or such other similar name as may be available. Our Board of Directors believes that the new name, Enertopia Corpoation, will more accurately reflect our current business activities in the area of renewable energy and related fields and promote public recognition of the Company.

Effectiveness of the Name Change

If approved by our stockholders, the change in our name will become effective upon the filing of Amended Articles of Incorporation with the Secretary of State of Nevada. We intend to file Amended Articles of Incorporation as soon as practicable once stockholder approval is obtained. Additionally, if the name change is approved at the Meeting, we will promptly thereafter change our FINRA OTC Bulletin Board trading symbol. Our new OTC Bulletin Board trading symbol will be determined at the time the name change becomes effective.

Changing the name of the Company will not have any effect on the rights of existing shareholders. The proposed name change will not affect the validity or transferability of currently outstanding stock certificates, and shareholders will not be requested to surrender for exchange any stock certificates they hold.

No Appraisal Rights

Under Nevada law, our stockholders are not entitled to appraisal rights with respect to a change in our name.

Our management believes the name change is in the best interests of our Company and recommends that the stockholders approve the name change. The name change will be approved if the affirmative vote of at least a majority of the common stock present or represented at the Meeting and entitled to vote thereat are voted in favour of approving the name change. Accordingly, at the Meeting, the stockholders will be asked to pass the following resolution:

RESOLVED THAT:

1.	The name of the Company be changed to “Enertopia Corporation”, or such other similar name as may be acceptable by the Nevada Secretary of State and the applicable securities regulatory authorities.

2.	The preparation and filing of a Certificate of Amendment to the articles of incorporation of the Company be and is hereby approved.

3.

Any one director or officer of the Company be and is hereby authorized to do all things as may be necessary or advisable to effect the foregoing resolutions on behalf of the Company and to take such steps as may be necessary or advisable to give effect to the Amendment, including preparing and filing the Certificate of Amendment with the Nevada Secretary of State.

4.

Notwithstanding the foregoing, the Board of Directors of the Company shall have sole and complete discretion to determine whether or not to carry out the change of the Company’s name and, notwithstanding shareholder approval of the proposed change of name, there shall be no obligation to proceed with such name change.

Our board of directors recommends that you vote FOR the approval of the name change.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as set out below, no director, executive officer, or nominee for election as a director of the Company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the annual meeting, other than elections to office:

Robert McAllister, Chris Bunka and Gerald Carlson, by virtue of their positions with the Company and the option grants they received on December 29, 2009, have an interest in the approval of Proposal 4, the Approval of 2010 .

“HOUSEHOLDING” OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and annual reports, delivering a single copy of proxy statement or annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their address from their brokers and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders must be received no later than •. If we change the date of our next annual meeting of stockholders by more than 30 days from the date of the previous year’s annual meeting of stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials. All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of stockholders.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to Golden Aria Corp., at the address on the first page of this Schedule 14A to the attention of the President.

With respect to business to be brought before our annual meeting of stockholders to be held on February 5, 2010, we have received no notices from our stockholders that we were required to include in this proxy statement.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and other reports, proxy statements and other information with the United States Securities and Exchange Commission. The documents filed with the Securities and Exchange Commission are available to the public from the United States Securities and Exchange Commission’s website at www.sec.gov. Additional information regarding the Company and its business activities is available on the SEDAR website located at www.sedar.com and at the Company’s website located at http://www.goldenaria.com. The Company’s financial information is provided in the Company’s audited financial statements and related management discussion and analysis for its most recently completed financial year end may be viewed on the SEDAR website.

OTHER MATTERS

Our board of directors does not intend to bring any other business before the annual meeting, and so far as is known to our board of directors, no matters are to be brought before the annual meeting except as specified in the notice of the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named on the proxy to vote the shares represented by the proxy on such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

____________________
Christopher Bunka
Chairman of the Board

◆, 2010

SCHEDULE A
2010 EQUITY COMPENSATION PLAN

I. ESTABLISHMENT OF PLAN; DEFINITIONS

1.

Purpose.     The purpose of the Corporation’s 2010 Equity Compensation Plan is to encourage certain, officers, employees, directors and consultants of the Corporation to acquire and hold stock in the Corporation as an added incentive to remain with the Corporation and to increase their efforts in promoting the interests of the Corporation and to enable the Corporation to attract and retain capable individuals.

2.

Definitions.     Unless the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

(a) “Award” shall mean the grant of any Stock Option, Stock Appreciation Right or Stock Award pursuant to the Plan.

(b) "Board" shall mean the Board of Directors of the Corporation.

(c) "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

(d) "Committee" shall mean a committee made up of at least two members of the Board whose members shall, from time to time, be appointed by the Board. If a Committee has not been appointed by the Board, “Committee” shall mean the Board.

(e) "Corporation" shall mean GOLDEN ARIA CORP. , a Nevada corporation.

(f) "Consultants" shall mean individuals or entities who provide services to the Corporation who are not Employees or Directors.

(g) "Directors" shall mean those members of the Board of Directors of the Corporation who are not Employees.

(h) "Disability" shall mean a medically determinable physical or mental condition which causes an Employee, Director or Consultant to be unable to engage in any substantial gainful activity and which can be expected to result in death or to be of long-continued and indefinite duration.

(i) "Employee" shall mean any common law employee, including officers, of the Corporation as determined under the Code and the Treasury Regulations thereunder.

(j) "Fair Market Value" with regards to the grant of Stock Options shall mean (i) if the Stock is listed on a national securities exchange, the mean between the highest and lowest sales prices for the Stock on such date, or, if no such prices are reported for such day, then on the next preceding day on which there were reported prices; (ii) if the Stock is not listed on a national securities exchange, the closing price for the shares on such date, or if no such prices are reported for such day, then on the next preceding day on which there were reported prices; or (iii) as determined in good faith by the Board. “Fair Market Value” with regards to Stock Awards shall be determined by the Board, in good faith and in its sole discretion.

(k) "Grantee" shall mean an officer, Employee, Director or Consultant granted a Stock Option or Stock Award under this Plan.

(l) "Incentive Stock Option" shall mean an option granted pursuant to the Incentive Stock Option provisions as set forth in Part II of this Plan.

(m) "Non-Qualified Stock Option" shall mean an option granted pursuant to the Non-Qualified Stock Option provisions as set forth in Part III of this Plan.

(n) "Plan" shall mean the 2010 Equity Compensation Plan as set forth herein and as amended from time to time.

(o) "Restricted Stock" shall mean Stock which is issued pursuant to the Restricted Stock as set forth in Part IV of this Plan.

(p) "Stock" shall mean authorized but unissued shares of the Common Stock of the Corporation or reacquired shares of the Corporation's Common Stock.

(q) "Stock Appreciation Right" shall mean a stock appreciation right granted pursuant to the Stock Appreciation Right provisions as set forth in Part II and III of this Plan.

(r) "Stock Award" shall mean an award of Restricted granted pursuant to this Plan.

(s) "Stock Option" shall mean an option granted pursuant to the Plan to purchase shares of Stock.

(t) “Subsidiary” shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with and including the Corporation, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(u) "Ten Percent Shareholder" shall mean an Employee who at the time a Stock Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all stock of the Corporation or of its parent or subsidiary corporation.

3.

Shares of Stock Subject to the Plan.     Subject to the provisions of Paragraph 2 of Part V of the Plan, the Stock which may be issued or transferred pursuant to Stock Options and Stock Awards granted under the Plan and the Stock which is subject to outstanding but unexercised Stock Options under the Plan shall not exceed 2,000,000 shares in the aggregate. If a Stock Option shall expire and terminate for any reason, in whole or in part, without being exercised or, if Stock Awards are forfeited because the restrictions with respect to such Stock Awards shall not have been met or have lapsed, the number of shares of Stock which are no longer outstanding as Stock Awards or subject to Stock Options may again become available for the grant of Stock Awards or Stock Options. There shall be no terms and conditions in a Stock Award or Stock Option which provide that the exercise of an Incentive Stock Option reduces the number of shares of Stock for which an outstanding Non-Qualified Stock Option may be exercised; and there shall be no terms and conditions in a Stock Award or Stock Option which provide that the exercise of a Non-Qualified Stock Option reduces the number of shares of Stock for which an outstanding Incentive Stock Option may be exercised.

4.

Administration of the Plan.     The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the terms and provisions of Stock Option agreements, and to make all other determinations necessary or advisable for the administration of the Plan. Any controversy or claim arising out of or related to this Plan shall be determined unilaterally by and at the sole discretion of the Committee.

5.

Amendment or Termination.     The Board may, at any time, alter, amend, suspend, discontinue, or terminate this Plan; provided, however, that such action shall not adversely affect the right of Grantees to Stock Awards or Stock Options previously granted and no amendment, without the approval of the stockholders of the Corporation, shall increase the maximum number of shares which may be awarded under the Plan in the aggregate, materially increase the benefits accruing to Grantees under the Plan, change the class of Employees eligible to receive options under the Plan, or materially modify the eligibility requirements for participation in the Plan.

6.

Effective Date and Duration of the Plan.     The effective date of the Plan is the date on which the Plan is adopted by the Board. If the stockholders of the Corporation do not approve the Plan within 12 months after the Board's adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Non-Qualified Stock Options. Unless sooner terminated as provided herein, the Plan shall terminate ten years after the earlier of the Plan's adoption by the Board and approval by the Company's stockholders.

7.

General.

(a) Each Stock Option, Stock Award and Stock Appreciation Right shall be evidenced by a written instrument (which may be in the form of a unanimous written consent of the Board) containing such terms and conditions, not inconsistent with this Plan, as the Committee shall approve.

(b) The granting of a Stock Option, Stock Award or Stock Appreciation Right in any year shall not give the Grantee any right to similar grants in future years or any right to be retained in the employ of the Corporation, and all Employees shall remain subject to discharge to the same extent as if the Plan were not in effect.

(c) No officer, Employee, Director or Consultant and no beneficiary or other person claiming under or through him, shall have any right, title or interest by reason of any Stock Option or any Stock Award to any particular assets of the Corporation, or any shares of Stock allocated or reserved for the purposes of the Plan or subject to any Stock Option or any Stock Award except as set forth herein. The Corporation shall not be required to establish any fund or make any other segregation of assets to assure the payment of any Stock Option or Stock Award.

(d) No right under the Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance, or charge except by will or the laws of descent and distribution, and a Stock Option shall be exercisable during the Grantee's lifetime only by the Grantee or his conservator.

(e) Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Corporation's obligation to issue or deliver any certificate or certificates for shares of Stock under a Stock Option or Stock Award, and the transferability of Stock acquired by exercise of a Stock Option or grant of a Stock Award, shall be subject to all of the following conditions:

(i) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Board shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

(ii) The obtaining of any other consent, approval, or permit from any state or federal governmental agency which the Board shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable.

(f) All payments to Grantees or to their legal representatives shall be subject to any applicable tax, community property, or other statutes or regulations of the United States or of any state or country having jurisdiction thereof. The Grantee may be required to pay to the Corporation the amount of any withholding taxes which the Corporation is required to withhold with respect to a Stock Option or its exercise or a Stock Award. In the event that such payment is not made when due, the Corporation shall have the right to deduct, to the extent permitted by law, from any payment of any kind otherwise due to such person all or part of the amount required to be withheld.

(g) In the case of a grant of a Stock Option or Stock Award to any Employee of a subsidiary of the Corporation, the Corporation may, if the Committee so directs, issue or transfer the shares, if any, covered by the Stock Option or Stock Award to the subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the subsidiary will transfer the shares to the Employee in accordance with the terms of the Stock Option or Stock Award specified by the Committee pursuant to the provisions of the Plan. For purposes of this Section, a subsidiary shall mean any subsidiary corporation of the Corporation as defined in Section 424 of the Code.

(h) A Grantee entitled to Stock as a result of the exercise of a Stock Option or grant of a Stock Award shall not be deemed for any purpose to be, or have rights as, a shareholder of the Corporation by virtue of such exercise, except to the extent a stock certificate is issued therefor and then only from the date such certificate is issued. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued. The Corporation shall issue any stock certificates required to be issued in connection with the exercise of a Stock Option with reasonable promptness after such exercise.

(i) The grant or exercise of Stock Options granted under the Plan or the grant of a Stock Award under the Plan shall be subject to, and shall in all respects comply with, applicable law relating to such grant or exercise, or to the number of shares of Stock which may be beneficially owned or held by any Grantee.

(j) The Corporation intends that the Plan shall comply with the requirements of Rule 16b-3 (the “Rule”) under the Securities Exchange Act of 1934, as amended, during the term of this Plan. Should any additional provisions be necessary for the Plan to comply with the requirements of the Rule, the Board may amend this Plan to add to or modify the provisions of this Plan accordingly.

(k) The Corporation intends that the Plan shall comply with the requirements of Section 409A of the Code, to the extent applicable. Should any changes to the Plan be necessary for the Plan to comply with the requirements of Code Section 409A the Board may amend this Plan to add to or modify the provisions of this Plan accordingly.

(l) The Corporation will seek stockholder approval in the manner and to the degree required under Applicable Laws. If the Corporation fails to obtain stockholder approval of the Plan within twelve (12) months after the date this Plan is adopted by the Board, pursuant to Section 422 of the Code, any Option granted as an Incentive Option at any time under the Plan will not qualify as an Incentive Option within the meaning of the Code and will be deemed to be a Non-Qualified Option.

II. INCENTIVE STOCK OPTION PROVISIONS

1.

Granting of Incentive Stock Options.

(a) Only Employees of the Corporation shall be eligible to receive Incentive Stock Options under the Plan. Officers, Directors and Consultants of the Corporation who are not also Employees shall not be eligible to receive Incentive Stock Options.

(b) The purchase price of each share of Stock subject to an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of the Stock on the date the Incentive Stock Option is granted; provided, however, that the purchase price of each share of Stock subject to an Incentive Stock Option granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of a share of the Stock on the date the Incentive Stock Option is granted.

(c) No Incentive Stock Option shall be exercisable more than ten years from the date the Incentive Stock Option was granted; provided, however, that an Incentive Stock Option granted to a Ten Percent Shareholder shall not be exercisable more than five years from the date the Incentive Stock Option was granted.

(d) The Committee shall determine and designate from time to time those Employees who are to be granted Incentive Stock Options and specify the number of shares subject to each Incentive Stock Option.

(e) The Committee, in its sole discretion, shall determine whether any particular Incentive Stock Option shall become exercisable in one or more installments, specify the installment dates, and, within the limitations herein provided, determine the total period during which the Incentive Stock Option is exercisable. Further, the Committee may make such other provisions as may appear generally acceptable or desirable to the Committee or necessary to qualify its grants under the provisions of Section 422 of the Code.

(f) The Committee may grant at any time new Incentive Stock Options to an Employee who has previously received Incentive Stock Options or other options whether such prior Incentive Stock Options or other options are still outstanding, have previously been exercised in whole or in part, or are cancelled in connection with the issuance of new Incentive Stock Options. The purchase price of the new Incentive Stock Options may be established by the Committee without regard to the existing Incentive Stock Options or other options.

(g) Notwithstanding any other provisions hereof, the aggregate Fair Market Value (determined at the time the option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the Employee during any calendar year (under all such plans of the Grantee's employer corporation and its parent and subsidiary corporation) shall not exceed $100,000.

2.

Exercise of Incentive Stock Options.     The option price of an Incentive Stock Option shall be payable on exercise of the option (i) in cash or by check, bank draft or postal or express money order, (ii) by the surrender of Stock then owned by the Grantee, (iii) the proceeds of a loan from an independent broker-dealer whereby the loan is secured by the option or the stock to be received upon exercise, or (iv) any combination of the foregoing; provided, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall then be permitted by and be in compliance with applicable law. Shares of Stock so surrendered in accordance with clause (ii) or (iv) shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such Stock to be evidenced by delivery of the certificate(s) representing such shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Committee may determine.

3.

Termination of Employment.

(a) If a Grantee's employment with the Corporation is terminated other than by Disability or death, the terms of any then outstanding Incentive Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such Stock Option would otherwise expire or three months after such termination of employment, and such Stock Option shall be exercisable to the extent it was exercisable as of such last date of employment.

(b) If a Grantee's employment with the Corporation is terminated by reason of Disability, the term of any then outstanding Incentive Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve months after such termination of employment, and such Stock Option shall be exercisable to the extent it was exercisable as of such last date of employment.

(c) If a Grantee's employment with the Corporation is terminated by reason of death, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right during the period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve months after such date of death, to exercise any then outstanding Incentive Stock Options in whole or in part. If a Grantee dies without having fully exercised any then outstanding Incentive Stock Options, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right to exercise such Stock Options in whole or in part.

4.

Stock Appreciation Rights

(a) Grant. Stock Appreciation Rights related to all or any portion of an Incentive Stock Option may be granted by the Committee to any Grantee in connection with the grant of an Incentive Stock Option or unexercised portion thereof held by the Grantee at any time and from time to time during the term thereof. Each Stock Appreciation Right shall be granted at least at Fair Market Value on the date of grant and be subject to such terms and conditions not inconsistent with the provisions of this Part II as shall be determined by the Committee and included in the agreement relating to such Stock Appreciation Right, subject in any event, however, to the following terms and conditions of this Section 4. Each Stock Appreciation Right may include limitations as to the time when such Stock Appreciation Right becomes exercisable and when it ceases to be exercisable that are more restrictive than the limitations on the exercise of the Incentive Stock Option to which it relates.

(b) Exercise. No Stock Appreciation Right shall be exercisable with respect to such related Incentive Stock Option or portion thereof unless such Incentive Stock Option or portion shall itself be exercisable at that time. A Stock Appreciation Right shall be exercised only upon surrender of the related Incentive Stock Option or portion thereof in respect of which the Stock Appreciation Right is then being exercised.

(c) Amount of Payment. On exercise of a Stock Appreciation Right, a Grantee shall be entitled to receive an amount equal to the product of (i) the amount by which the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right exceeds the option price per share specified in the related Incentive Stock Option and (ii) the number of shares of Stock in respect of which the Stock Appreciation Right shall have been exercised.

(d) Form of Payment. Stock Appreciation Rights may be settled in Stock, cash or a combination thereof. The number of shares of Stock to be distributed shall be the largest whole number obtained by dividing the amount otherwise distributable in respect of such settlement by the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right. The value of fractional shares of Stock shall be paid in cash.

(e) Effect of Exercise of Right or Related Option. If the related Incentive Stock Option is exercised in whole or in part, then the Stock Appreciation Right with respect to the Stock purchased pursuant to such exercise (but not with respect to any unpurchased Stock) shall be terminated as of the date of exercise if such Stock Appreciation Right is not exercised on such date.

(f) Non-transferability . A Stock Appreciation Right shall not be transferable or assignable by the Grantee other than by will or the laws of descent and distribution, and shall be exercisable during theGrantee's lifetime only by the Grantee.

(g) Termination of Employment. If the Grantee ceases to be an Employee of the Corporation for any reason, each outstanding Stock Appreciation Right shall be exercisable for such period and to such extent as the related Incentive Stock Option or portion thereof.

III. NON-QUALIFIED STOCK OPTION PROVISIONS

1.

Granting of Stock Options.

(a) Officers, Employees, Directors and Consultants shall be eligible to receive Non-Qualified Stock Options under the Plan.

(b) The Committee shall determine and designate from time to time those officers, Employees, Directors and Consultants who are to be granted Non-Qualified Stock Options and the amount subject to each Non-Qualified Stock Option.

(c) The Committee may grant at any time new Non-Qualified Stock Options to an Employee, Director or Consultant who has previously received Non-Qualified Stock Options or other Stock Options, whether such prior Non-Qualified Stock Options or other Stock Options are still outstanding, have previously been exercised in whole or in part, or are cancelled in connection with the issuance of new Non-Qualified Stock Options.

(d) The Committee shall determine the purchase price of each share of Stock subject to a Non-Qualified Stock Option. Such price shall not be less than 100% of the Fair Market Value of such Stock on the date the Non-Qualified Stock Option is granted.

(e) The Committee, in its sole discretion, shall determine whether any particular Non-Qualified Stock Option shall become exercisable in one or more installments, specify the instalment dates, and, within the limitations herein provided, determine the total period during which the Non-Qualified Stock Option is exercisable. Further, the Committee may make such other provisions as may appear generally acceptable or desirable to the Committee, including the extension of a Non-Qualified Stock Option, provided that such extension does not extend the option beyond the period specified in paragraph (f) below.

(f) No Non-Qualified Stock Option shall be exercisable more than ten years from the date such option is granted.

2.

Exercise of Stock Options.     The option price of a Non-Qualified Stock Option shall be payable on exercise of the Stock Option (i) in cash or by check, bank draft or postal or express money order, (ii) by the surrender of Stock then owned by the Grantee, (iii) the proceeds of a loan from an independent broker-dealer whereby the loan is secured by the option or the stock to be received upon exercise, or (iv) any combination of the foregoing; provided, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall then be permitted by and be in compliance with applicable law. Shares of Stock so surrendered in accordance with clause (ii) or (iv) shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such Stock to be evidenced by delivery of the certificate(s) representing such shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Committee may determine.

3.

Termination of Relationship.

(a) If a Grantee's employment with the Corporation is terminated, a Director Grantee ceases to be a Director, or a Consultant Grantee ceases to be a Consultant, other than by reason of Disability or death, the terms of any then outstanding Non-Qualified Stock Option held by the Grantee shall extend for a period ending on the earlier of the date established by the Committee at the time of grant or three months after the Grantee's last date of employment or cessation of being a Director or Consultant, and such Stock Option shall be exercisable to the extent it was exercisable as of the date of termination of employment or cessation of being a Director or Consultant.

(b) If a Grantee's employment is terminated by reason of Disability, a Director Grantee ceases to be a Director by reason of Disability or a Consultant Grantee ceases to be a Consultant by reason of Disability, the term of any then outstanding Non-Qualified Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve months after the Grantee's last date of employment or cessation of being a Director or Consultant, and such Stock Option shall be exercisable to the extent it was exercisable as of such last date of employment or cessation of being a Director or Consultant.

(c) If a Grantee's employment is terminated by reason of death, a Director Grantee ceases to be a Director by reason of death or a Consultant Grantee ceases to be a Consultant by reason of death, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right during the period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve months following his death to exercise any then outstanding Non-Qualified Stock Options in whole or in part. If a Grantee dies without having fully exercised any then outstanding Non-Qualified Stock Options, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right to exercise such Stock Options in whole or in part.

4.

Stock Appreciation Rights

(a) Grant. Stock Appreciation Rights related to all or any portion of a Non-Qualified Stock Option may be granted by the Committee to any Grantee in connection with the grant of a Non-Qualified Stock Option or unexercised portion thereof held by the Grantee at any time and from time to time during the term thereof. Each Stock Appreciation Right shall be granted at least at Fair Market Value on the date of grant and be subject to such terms and conditions not inconsistent with the provisions of this Part III as shall be determined by the Committee and included in the agreement relating to such Stock Appreciation Right, subject in any event, however, to the following terms and conditions of this Section 4. Each Stock Appreciation Right may include limitations as to the time when such Stock Appreciation Right becomes exercisable and when it ceases to be exercisable that are more restrictive than the limitations on the exercise of the Non-Qualified Stock Option to which it relates.

(b) Exercise. No Stock Appreciation Right shall be exercisable with respect to such related Non-Qualified Stock Option or portion thereof unless such Non-Qualified Stock Option or portion shall itself be exercisable at that time. A Stock Appreciation Right shall be exercised only upon surrender of the related Non-Qualified Stock Option or portion thereof in respect of which the Stock Appreciation Right is then being exercised.

(c) Amount of Payment . On exercise of a Stock Appreciation Right, a Grantee shall be entitled to receive an amount equal to the product of (i) the amount by which the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right exceeds the option price per share specified in the related Non-Qualified Stock Option and (ii) the number of shares of Stock in respect of which the Stock Appreciation Right shall have been exercised.

(d) Form of Payment . Stock Appreciation Rights may only be settled in Stock, cash or any combination thereof. The number of shares of Stock to be distributed shall be the largest whole number obtained by dividing the amount otherwise distributable in respect of such settlement by the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right. The value of fractional shares of Stock shall be paid in cash.

(e) Effect of Exercise of Right or Related Option. If the related Non-Qualified Stock Option is exercised in whole or in part, then the Stock Appreciation Right with respect to the Stock purchased pursuant to such exercise (but not with respect to any unpurchased Stock) shall be terminated as of the date of exercise if such Stock Appreciation Right is not exercised on such date.

(f) Non-transferability . A Stock Appreciation Right shall not be transferable or assignable by the Grantee other than by will or the laws of descent and distribution, and shall be exercisable during the Grantee's lifetime only by the Grantee.

(g) Termination of Employment. If the Grantee ceases to be an officer, Employee, Director or Consultant of the Corporation for any reason, each outstanding Stock Appreciation Right shall be exercisable for such period and to such extent as the related Non-Qualified Stock Option or portion thereof.

IV. RESTRICTED STOCK AWARDS

1.

Grant of Restricted Stock.

(a) Officers, Employees, Directors and Consultants shall be eligible to receive grants of Restricted Stock under the Plan.

(b) The Committee shall determine and designate from time to time those officers, Employees, Directors and Consultants who are to be granted Restricted Stock and the number of shares of Stock subject to such Stock Award.

(c) The Committee, in its sole discretion, shall make such terms and conditions applicable to the grant of Restricted Stock as may appear generally acceptable or desirable to the Committee.

2.

Termination of Relationship.

(a) If a Grantee's employment with the Corporation, a Director Grantee ceases to be a Director, or a Consultant Grantee ceases to be a Consultant, prior to the lapse of any restrictions applicable to the Restricted Stock such Stock shall be forfeited and the Grantee shall return the certificates representing such Stock to the Corporation.

(b) If the restrictions applicable to a grant of Restricted Stock shall lapse, the Grantee shall hold such Stock free and clear of all such restrictions except as otherwise provided in the Plan.

V. ADJUSTMENTS UPON MERGER, REORGANIZATION, DISSOLUTION OR CHANGE IN CONTROL

1.

Substitution of Options.     In the event of a corporate merger or consolidation, or the acquisition by the Corporation of property or stock of an acquired corporation or any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Stock Options, Stock Awards and Stock Appreciation Rights under this Plan for Stock Options, Stock Awards and Stock Appreciation Rights under the plan of the acquired corporation provided (i) the excess of the aggregate Fair Market Value of the shares of Stock subject to Stock Option immediately after the substitution over the aggregate option price of such Stock is not more than the similar excess immediately before such substitution and (ii) the new Stock Option does not give the Grantee additional benefits, including any extension of the exercise period. Alternatively, the Committee may provide, that each Stock Option, Stock Award and Stock Appreciation Right granted under the Plan shall terminate as of a date to be fixed by the Board; provided, that no less than thirty days written notice of the date so fixed shall be given to each holder, and each holder shall have the right, during the period of fifteen days preceding such termination, to exercise the Stock Options, Stock Awards and Stock Appreciation Rights as to all or any part of the Stock covered thereby, including Stock as to which such would not otherwise be exercisable.

2.

Adjustment Provisions.

(a) In the event that a dividend shall be declared upon the Stock payable in shares of the Corporation's common stock, the number of shares of Stock then subject to any Stock Option or Stock Award outstanding under the Plan and the number of shares reserved for the grant of Stock Options or Stock Awards pursuant to the Plan shall be adjusted by adding to each such share the number of shares which would be distributable in respect thereof if such shares had been outstanding on the date fixed for determining the shareholders of the Corporation entitled to receive such share dividend.

(b) If the shares of Stock outstanding are changed into or exchanged for a different number or class or other securities of the Corporation or of another corporation, whether through split-up, merger, consolidation, reorganization, reclassification or recapitalization then there shall be substituted for each share of Stock subject to any such Stock Option or Stock Award and for each share of Stock reserved for the grant of Stock Options or Stock Awards pursuant to the Plan the number and kind of shares or other securities into which each outstanding share of Stock shall have been so changed or for which each share shall have been exchanged.

(c) In the event there shall be any change, other than as specified above in this Section 2, in the number or kind of outstanding shares of Stock or of any shares or other securities into which such shares shall have been changed or for which they shall have been exchanged, then if the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares theretofore reserved for the grant of Stock Options or Stock Awards pursuant to the Plan and of the shares then subject to Stock Options or Stock Awards, such adjustment shall be made by the Board and shall be effective and binding for all purposes of the Plan and of each Stock Option and Stock Award outstanding thereunder.

(d) Each Stock Appreciation Right outstanding at the time of any adjustment pursuant to this Section 2 and the number of outstanding Stock Appreciation Rights, shall be adjusted, changed or exchanged in the same manner as related Stock Options.

(e) In the case of any such substitution or adjustment as provided for in this Section 2, the option price set forth in each outstanding Stock Option for each share covered thereby prior to such substitution or adjustment will be the option price for all shares or other securities which shall have been substituted for such share or to which such share shall have been adjusted pursuant to this Section 2, and the price per share shall be adjusted accordingly.

(f) No adjustment or substitution provided for in this Section 2 shall require the Corporation to sell a fractional share, and the total substitution or adjustment with respect to each outstanding Stock Option shall be limited accordingly.

(g) Upon any adjustment made pursuant to this Section 2 the Corporation will, upon request, deliver to the Grantee a certificate setting forth the option price thereafter in effect and the number and kind of shares or other securities thereafter purchasable on the exercise of such Stock Option.

3.

Dissolution or Liquidation.     In the event of a proposed dissolution or liquidation of the Corporation, to the extent an Award has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action.

4. Change in Control. Notwithstanding Sections 1 and 2 above, in the event of a Change of Control (as defined below), except as otherwise determined by the Board, the Grantee shall fully vest in and have the right to exercise the Awards as to all of the Stock, including Stock as to which it would not otherwise be vested or exercisable. If an Award becomes fully vested and exercisable as the result of a Change of Control, the Committee shall notify the Grantee in writing or electronically prior to the Change of Control that the Award shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Award shall terminate upon the expiration of such period. For purposes of this Agreement, a “Change of Control” means the happening of any of the following events:

(a) When any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) (other than the Corporation, a Subsidiary or a Corporation employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent (50%) or more of the combined voting power of the Corporation’s then outstanding securities entitled to vote generally in the election of directors; or

(b) The stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Corporation approve an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation’s assets; or

(c) A change in the composition of the Board of the Corporation, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Corporation as of the date the Plan is approved by the stockholders, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Corporation) .

VI. INDEMNIFICATION

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnifiedand held harmless by the Corporation against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, notion, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award agreement and against and from any and all amounts paid by him or her in settlement thereof, with the Corporation’s approval, or paid by him or her in settlement thereof, with the Corporation’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Corporation an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or hold them harmless.

VII. CONDITIONS UPON ISSUANCE OF SHARES

1.

Legal Compliance.     Stock shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of Stock shall comply with applicable laws and shall be further subject to the approval of counsel for the Corporation with respect to such compliance.

2.

Investment Representations.     As a condition to the exercise of an Award, the Corporation may require the Grantee exercising such Award to represent and warrant at the time of any such exercise that the Stock is being purchased only for investment and without any present intention to sell or distribute such Stock if, in the opinion of counsel for the Corporation, such a representation is required.

3.

No Rights as Stockholder.     No Grantee will have any of the rights of a stockholder with respect to any Stock until the Stock is issued to the said Grantee. After Stock is issued to the Grantee, the Grantee will be a stockholder and will have all the rights of a stockholder with respect to such Stock, including the right to vote and receive all dividends or other distributions made or paid with respect to such Stock.

VIII. LEGAL CONSTRUCTION

1.

Gender and Number.     Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

2.

Severability.     In the event any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

3.

Requirements of Law.     The granting of Awards and the issuance of Stock under the Plan shall be subject to all applicable laws.

4.

Governing Law.     The Plan and all Award agreements shall be construed in accordance with and governed by the laws of the Province of British Columbia.

5.

Captions.     Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

Proxy

ANNUAL GENERAL MEETING (the “Meeting”) OF SHAREHOLDERS OF GOLDEN ARIA CORP. (the “Corporation”)	RESOLUTIONS (For full details of each item, please see the accompanying Proxy Statement)

TO BE HELD AT SUITE 950-1130 WEST PENDER STREET, VANCOUVER, B.C., ON FRIDAY, FEBRUARY 5, 2010, AT 10:00 A.M. (PACIFIC TIME).

The undersigned shareholder (“Registered Shareholder”) of the Corporation hereby appoints, Robert McAllister, the President of the Corporation, or failing him, Chris Bunka, the Chief Executive Officer of the Corporation, or in the place of the foregoing, _______________________________ (print the name), as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting, and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the Meeting, or any adjournment thereof. The Registered Shareholder hereby directs the proxyholder to vote the securities of the Corporation registered in the name of the Registered Shareholder as specified herein. The Registered Shareholder hereby revokes any proxy previously given.

REGISTERED SHAREHOLDER SIGN HERE:

X__________________________________________________________________

DATE SIGNED:_______________________________________________________

THIS PROXY MUST BE SIGNED AND DATED.
SEE IMPORTANT INSTRUCTIONS ON REVERSE.

			For	Against	Abstain
	1.	To appoint Chang Lee LLP, Chartered Accountants, as the auditors of the Corporation for the ensuing year, at a remuneration to be fixed by the directors.	☐	☐	☐

			For	Against	Abstain
	2.	To elect the following persons as directors of the Corporation for the ensuing year:

		(a) Robert McAllister	☐	☐	☐
		(b) Chris Bunka	☐	☐	☐
		(c) Gerald Carson	☐	☐	☐

			For	Against	Abstain
	3.	To approve an increase in the Corporation’s authorized capital to 200,000,000 shares of common stock.	☐	☐	☐

			For	Against	Abstain
	4.	To approve the Corporation’s 2010 Equity Compensation Plan.	☐	☐	☐

			For	Against	Abstain
	5.	To approve the change of the Corporation’s name from Golden Aria Corp.” to “Enertopia Corporation”.	☐	☐	☐

INSTRUCTIONS FOR COMPLETION OF PROXY

This Proxy is solicited by the Management of the Corporation.

This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the Corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by the Corporation.

A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineer before the Meeting begins.

A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

  appoint one of the designated persons named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote.

OR

  appoint another proxyholder, who need not be a Registered Shareholder of the Corporation, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Holder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. If no designation in favour of or against any matter set out above is made, the management designees, if named as proxy, will vote “FOR” all matters set out herein. This form of proxy confers discretionary authority upon the management designees or other persons named as proxy with respect to any amendment or variation of any of the proposals set out above or other matters which may properly come before the Meeting.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineer before the commencement of the Meeting and revoke, in writing, all prior proxies.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, voting instructions must be DEPOSITED at the Corporation’s office, by mail or by fax, at any time up 48 hours (excluding Saturdays, Sundays and holidays) before the time of the Meeting. The Chair of the Meeting has the discretion to accept proxies received less than 48 hours prior to the Meeting. Proxies may be transmitted by facsimile or telecopy.

Voting by mail:

Golden Aria Corp.
Suite 950-1130 West Pender	Attention: President
Street, Vancouver, B.C
Fax: 604-685-1602